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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    Form 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 17, 1995
                                                ------------------------------


                            Acme Metals Incorporated
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             (Exact name of registrant as specified in its charter)


           Delaware                0-14727               36-3802419
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(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                 File Number)        Identification No.)


         13500 South Perry Avenue, Riverdale, Illinois     60627-1182
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           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code   (708) 849-2500
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On March 17, 1995 the Company issued a press release announcing that its Acme Steel Company subsidiary ("Acme Steel"), now engaged in a major modernization and expansion of its steel making operations, has signed a Joint Development Program Agreement with SMS Schloemann Siemag AG, Dusseldorf ("SMS").

          SMS is the primary equipment supplier for Acme Steel's modernization and expansion project, which includes installation of a continuous thin slab caster/hot strip mill at Acme Steel's Riverdale, IL plant.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          The following exhibit accompanies this Current Report on Form 8-K:


               Exhibit No.              Description
               -----------              -----------

                  20.1                  Press release issued
                                        on March 17, 1995



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACME METALS INCORPORATED
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                                        (Registrant)



                                              /s/ Edward P. Weber, Jr.

Date:  March 23, 1995                   By:
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                                             Edward P. Weber, Jr.
                                             Vice President, General Counsel and
                                             Secretary